UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 20, 2005
                                                         ----------------


                              Books-A-Million, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                            0-20664                           63-0798460
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                     (IRS Employer
    of incorporation)              File Number)              Identification No.)


402 Industrial Lane, Birmingham, Alabama                        35211
------------------------------------------                  -------------
(Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (205) 942-3737
                                                          -----------------


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations


Item 7.01 Regulation FD Disclosure.

     On October 20, 2005, Books-A-Million, Inc. issued a press release announcing that it has filed with the Securities and Exchange Commission (the "SEC") its quarterly report on Form 10-Q for the 13-week period ended July 30, 2005 (the "Second Quarter Form 10-Q"). The Company also announced that representatives of the Company attended a hearing before a Nasdaq Listing Qualifications Panel (the "Panel") on October 20, 2005, during which it notified the Panel that it had filed with the SEC the Second Quarter Form 10-Q, the sole deficiency previously cited by Nasdaq and the sole basis for the hearing. A copy of the press release is attached hereto as Exhibit 99.1.

     The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 7.01 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.


                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.


(c) Exhibits.


     The exhibit is furnished pursuant to Item 7.01 and shall not be deemed to be "filed."

Exhibit No.              Document Description
99.1                     Press Release dated October 20, 2005

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      _____________BOOKS-A-MILLION, INC._______
                                                   ---------------------
                                                        (Registrant)

Date _October 21, 2005_______
      ----------------
                                   ________/s/ Richard S. Wallington___________
                                           -------------------------
                                                  (Signature)
                                          Name:  Richard S. Wallington
                                          Title:   Chief Financial Officer